DELAWARE GROUP® GOVERNMENT FUND

Delaware Core Plus Bond Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R and Institutional Class
Summary Prospectuses dated November 28, 2011

On August 23, 2012, the Board of Trustees of Delaware Group Government Fund voted to approve changes related to the Fund’s investment policy in emerging markets debt securities. These changes will be effective sixty (60) days after the date of this Supplement.
The following information replaces the second paragraph in the section entitled, “Fund summary – What are the Fund’s principal investment strategies?”:

The Fund will invest at least 65% of its net assets in domestic (U.S.) investment grade debt securities (the "core" portion of the portfolio). Such securities may include, but are not limited to, debt securities issued by the U.S. government and its agencies, high-quality corporate bonds, and mortgage-backed and asset-backed securities. In addition to this core allocation, the Fund may also invest in high yielding, lower-quality corporate bonds (also called "junk bonds") and foreign securities. However, the Fund may invest no more than 20% of its net assets in high yield securities and no more than 20% of its net assets in foreign securities. Moreover, the Fund's total non-U.S. dollar currency exposure will be limited, in aggregate, to no more than 10% of net assets, and the Fund's investments in emerging markets securities will be limited to no more than 15% of the Fund's net assets. Due to the manner in which the Fund is managed, it may be subject to a high rate of portfolio turnover.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated August 28, 2012.